UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	February 29, 2020

Date of reporting period:	March 1, 2019 — August 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Floating Rate Income Fund

Semiannual report
8 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

October 7, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans “float” in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

2 Floating Rate Income Fund

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company’s assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company’s assets.

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Floating Rate Income Fund

Paul, what was the market environment like for high-yield bank loans during the reporting period?

Bank loans gained 2.01% for the six months ended August 31, 2019, as measured by the S&P/ LSTA Leveraged Loan Index, rising and falling in a fairly narrow range during most of the period.

After posting slightly negative performance in March, loans rallied in April amid better-than-expected corporate earnings and improving U.S. economic growth. The asset class moved marginally lower in May, however, amid heightened trade tensions and increasing expectations that the U.S. Federal Reserve would cut interest rates this year. Loans posted a modest gain in June, but performance remained weak as demand for floating-rate credit declined due to the change in Fed intentions.

In July, steady demand from collateralized loan obligations [CLOs] aided bank loans. [CLOs bundle corporate loans and sell slices of the debt to institutional investors.] In general, declining interest rates, moderate readings on U.S. economic growth, and continued low inflation provided a favorable backdrop for loans and other fixed-income securities during July.

Floating Rate Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/19. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

The tide shifted once again in August as a reescalation of trade tensions with China stoked volatility across stocks, government bonds, and credit. The yield on the benchmark 10-year U.S. Treasury fell sharply during the month, reflecting investor uncertainty about U.S.–China trade and the potential impact of slowing global growth on the United States. Within this environment, bank loans ended the period modestly lower.

Within the S&P/LSTA Leveraged Loan Index, most cohorts generated gains, led by broadcasting [+5%], consumer products [+4%], paper & packaging [+3%], and housing [+3%]. On the downside, metals & mining [–3%] and energy [–2%] were the only groups to post negative performance, hampered by trade uncertainty and volatile oil prices. From a credit-quality perspective, loans at the higher end of the quality spectrum outperformed the index, partly driven by demand from CLOs and from investors moving away from riskier, lower-quality loans.

The fund lagged the benchmark but outperformed the average return of its Lipper peer group. What factors had the greatest impact on performance versus the benchmark?

The fund primarily benefited from favorable overall positioning in broadcasting and an overweight allocation in housing. Conversely, security selection in diversified media, along with positioning in technology and services, dampened performance versus the benchmark.

In terms of individual contributors, a greater-than-benchmark position in iHeartCommuni-cations, the nation’s largest radio broadcaster, was the top relative contributor. In April, the firm announced plans for a $100 million initial public stock offering. It intends to use the proceeds to pay down debt.

Not owning underperforming index member Seadrill Partners, a provider of drill-ships to energy exploration and production companies, proved advantageous. Seadrill’s revenues have stagnated, and its free cash flow has declined precipitously. With net indebtedness exceeding $2 billion, we believe the firm may be forced to restructure its finances under Chapter 11 bankruptcy.

The fund also benefited from avoiding Ascena Retail Group, a women’s apparel retailer. Ascena has struggled to keep up with changes sweeping through the retail world and appears to be on the verge of filing for bankruptcy protection. We didn’t see much value in these loans.

As for individual detractors, an overweight position in Jo-Ann Stores worked against relative performance in this period. Loans issued by the fabric and craft retailer sagged amid concern that U.S. trade tariffs on China could force the chain to significantly raise its prices.

An out-of-benchmark investment in Clear Channel Outdoor Holdings was another relative detractor. The national billboard advertiser has struggled with profitability due to competition from other advertising channels.

An overweighting in coal producer Murray Energy also detracted, reflecting the negative effect that low natural gas prices are having on the demand for coal.

What is your outlook for the bank-loan market over the coming months?

Despite uncertainty surrounding the ultimate resolution of the U.S.–China trade dispute, we think the fundamental backdrop for loans remains generally favorable. In our view, better-than-expected corporate earnings, a strong labor market, and prospects for continued moderate U.S. economic growth provide a supportive environment for the asset class.

With respect to Fed policy, we think the central bank’s efforts to help sustain economic growth

Floating Rate Income Fund 7

via easier monetary policy is favorable, even if it results in modestly lower loan coupons. To us, an environment where loan coupons are shrinking because the economy is growing is better than one in which coupons are rising because the economy is faltering and credit losses are increasing.

The loan market’s supply-and-demand environment changed during the past year. In 2016, there were massive inflows into bank loan retail funds and exchange-traded funds. However, that trend began to reverse course in October 2018 amid widespread risk aversion and a recalibration of interest-rate expectations. The asset class registered net outflows of $4.7 billion for the full year 2018, and outflows continued through the first eight months of 2019. Overall, we have a neutral view of the market’s technical backdrop because outflows have been met by decreased issuance of new loans.

How have you positioned the fund in light of this outlook?

We continued to reduce risk in the portfolio by decreasing our exposure to CCC-rated loans, while maintaining an overweight allocation in BB-rated credits.

At the industry level, as of period-end we favored gaming, lodging & leisure; broadcasting; and housing. By contrast, we had lower-than-benchmark exposure to food & beverages, transportation, health care, and technology.

As always, we will continue our efforts to prudently deploy capital by focusing on our research team’s best ideas. These include companies that we believe have strong balance sheets and collateral coverage, high free cash flow, manageable capital structures, and improving credit profiles.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/19
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/4/04)
Before sales charge	3.54%	56.68%	4.59%	15.19%	2.87%	11.09%	3.57%	2.42%	1.64%
After sales charge	3.38	53.15	4.35	12.59	2.40	8.60	2.79	0.12	–0.65
Class B (9/7/04)
Before CDSC	3.27	53.93	4.41	13.90	2.64	10.29	3.32	2.21	1.41
After CDSC	3.27	53.93	4.41	13.90	2.64	10.29	3.32	1.24	0.42
Class C (9/7/04)
Before CDSC	3.03	45.35	3.81	10.93	2.10	8.49	2.75	1.65	1.13
After CDSC	3.03	45.35	3.81	10.93	2.10	8.49	2.75	0.68	0.14
Class M (9/7/04)
Before sales charge	3.45	55.96	4.54	14.89	2.82	10.93	3.52	2.49	1.61
After sales charge	3.40	54.79	4.47	14.03	2.66	10.09	3.26	1.72	0.85
Class R (9/7/04)
Net asset value	3.28	52.99	4.34	13.88	2.63	10.26	3.31	2.28	1.51
Class R6 (5/22/18)
Net asset value	3.79	60.94	4.87	16.73	3.14	12.01	3.85	2.90	1.81
Class Y (10/4/05)
Net asset value	3.78	60.82	4.87	16.64	3.13	11.93	3.83	2.80	1.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 2.25% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Floating Rate Income Fund 9

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 8/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P/LSTA Leveraged
Loan Index (LLI)*	4.72%	70.84%	5.50%	20.25%	3.76%	14.64%	4.66%	3.31%	2.01%
Lipper Loan
Participation Funds	3.65	57.98	4.66	15.61	2.94	11.83	3.79	2.29	1.42
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/19, there were 250, 242, 216, 194, 81, and 30 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/19
Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	6		6	6	6		6	6	6
Income	$0.197052		$0.188470	$0.165204	$0.194843		$0.186405	$0.211923	$0.207801
Capital gains	—		—	—	—		—	—	—
Total	$0.197052		$0.188470	$0.165204	$0.194843		$0.186405	$0.211923	$0.207801
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
2/28/19	$8.46	$8.65	$8.46	$8.46	$8.46	$8.52	$8.46	$8.47	$8.47
8/31/19	8.40	8.59	8.39	8.39	8.40	8.46	8.40	8.41	8.41
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	4.33%	4.23%	4.14%	3.63%	4.28%	4.25%	4.09%	4.63%	4.56%
Current 30-day
SEC yield[2]	N/A	4.59	4.50	3.95	N/A	4.61	4.44	5.03	4.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Floating Rate Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/4/04)
Before sales charge	3.55%	54.03%	4.41%	16.56%	3.11%	10.94%	3.52%	2.44%	2.48%
After sales charge	3.39	50.56	4.18	13.94	2.64	8.44	2.74	0.14	0.17
Class B (9/7/04)
Before CDSC	3.28	51.19	4.22	15.26	2.88	10.14	3.27	2.12	2.38
After CDSC	3.28	51.19	4.22	15.26	2.88	10.14	3.27	1.14	1.38
Class C (9/7/04)
Before CDSC	3.04	42.72	3.62	12.13	2.32	8.34	2.70	1.67	2.10
After CDSC	3.04	42.72	3.62	12.13	2.32	8.34	2.70	0.70	1.10
Class M (9/7/04)
Before sales charge	3.46	53.16	4.36	16.27	3.06	10.77	3.47	2.39	2.58
After sales charge	3.40	52.01	4.28	15.40	2.91	9.94	3.21	1.62	1.81
Class R (9/7/04)
Net asset value	3.29	50.22	4.15	15.11	2.85	10.10	3.26	2.19	2.35
Class R6 (5/22/18)
Net asset value	3.80	58.05	4.68	18.13	3.39	11.86	3.81	2.80	2.65
Class Y (10/4/05)
Net asset value	3.79	57.92	4.68	18.04	3.37	11.77	3.78	2.70	2.61

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/19	1.03%	1.23%	1.78%	1.08%	1.28%	0.68%*	0.78%
Annualized expense ratio for the
six-month period ended 8/31/19	1.02%	1.22%	1.77%	1.07%	1.27%	0.69%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses have been annualized.

Floating Rate Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/19 to 8/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.17	$6.18	$8.95	$5.42	$6.43	$3.50	$3.91
Ending value (after expenses)	$1,016.40	$1,014.10	$1,011.30	$1,016.10	$1,015.10	$1,018.10	$1,017.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/19, use the following calculation method. To find the value of your investment on 3/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.18	$6.19	$8.97	$5.43	$6.44	$3.51	$3.91
Ending value (after expenses)	$1,020.01	$1,019.00	$1,016.24	$1,019.76	$1,018.75	$1,021.67	$1,021.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Floating Rate Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating-rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy). The value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Floating Rate Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

14 Floating Rate Income Fund

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2019, Putnam employees had approximately $470,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Floating Rate Income Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions,

16 Floating Rate Income Fund

the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least June 30, 2020. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and

Floating Rate Income Fund 17

profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

18 Floating Rate Income Fund

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 238, 210 and 192 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Floating Rate Income Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Floating Rate Income Fund

The fund’s portfolio 8/31/19 (Unaudited)

	Principal
SENIOR LOANS (82.6%)*c	amount	Value
Advertising and marketing services (0.5%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.676%, 8/9/26	$2,295,000	$2,292,131
		2,292,131
Automotive (0.6%)
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.70%, 11/6/24	2,980,838	2,965,934
		2,965,934
Basic materials (8.4%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 5.33%, 1/31/24	2,993,594	2,901,915
Beacon Roofing Supply, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.362%, 1/2/25	2,751,583	2,729,570
Big River Steel, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 7.33%, 8/23/23	982,500	984,956
Diamond (BC) BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 5.256%, 9/6/24	1,701,203	1,552,348
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.83%, 3/1/26	3,815,125	3,787,702
Pisces Midco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 5.951%, 4/12/25	3,661,959	3,552,100
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.756%, 2/8/25	2,200,644	2,197,436
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.862%, 11/15/23	3,372,590	3,334,648
Solenis International LP bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.112%, 6/26/25	2,970,000	2,880,900
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 5.463%, 10/1/25	3,990,000	3,844,118
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.546%, 5/31/26	3,000,000	3,000,000
TMS International Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.95%, 8/14/24	2,539,985	2,514,586
Trident TPI Holdings, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.362%, 10/5/24	2,415,595	2,303,874
Zekelman Industries, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.362%, 6/14/21	1,949,567	1,947,536
Zep, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.33%, 8/11/24	1,965,000	1,540,069
		39,071,758
Broadcasting (4.8%)
CBS Radio, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD
3 Month + 2.75%), 4.89%, 11/17/24	1,329,740	1,327,413
Diamond Sports Group, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.42%, 8/24/26	3,000,000	3,000,936
Gray Television, Inc. bank term loan FRN Ser. C, (BBA LIBOR USD
3 Month + 2.50%), 4.832%, 11/2/25	3,490,602	3,487,484
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.10%, 5/1/26	1,473,384	1,477,068
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 2.75%, 6/19/26	2,750,000	2,748,037

Floating Rate Income Fund 21

	Principal
SENIOR LOANS (82.6%)*c cont.	amount	Value
Broadcasting cont.
Sinclair /RSN bank term loan FRN Ser. B2B, (BBA LIBOR USD
3 Month + 2.50%), 2.50%, 7/18/26	$2,000,000	$1,998,334
Townsquare Media, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.112%, 4/1/22	2,645,925	2,639,311
Tribune Media Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.112%, 1/27/24	1,944,702	1,940,974
Univision Communications, Inc. bank term loan FRN Ser. C5, (BBA
LIBOR USD 3 Month + 2.75%), 4.862%, 3/15/24	4,108,292	3,923,419
		22,542,976
Building materials (2.6%)
American Builders & Contractors Supply Co., Inc. bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 4.112%, 10/31/23	2,942,374	2,911,847
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	3,308,750	3,271,527
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.125%, 2/28/26	1,935,000	1,644,750
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.375%, 2/28/25	1,775,100	1,641,967
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 6.33%, 7/24/24	2,679,319	2,605,638
		12,075,729
Capital goods (9.4%)
Altra Industrial Motion Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.00%), 4.112%, 10/1/25	2,776,119	2,762,239
Berry Global Group, Inc. bank term loan FRN Ser. U, (BBA LIBOR
USD 3 Month + 2.50%), 4.701%, 5/15/26	2,500,000	2,498,750
Blount International, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 5.946%, 4/12/23	987,538	985,069
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.59%, 4/3/24	3,433,324	3,332,470
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.112%, 3/29/25	2,850,893	2,848,518
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.862%, 3/31/24	2,027,971	1,975,687
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.112%, 5/31/25	3,885,125	3,844,332
Panther BF Aggregator 2 LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.612%, 4/30/26	4,000,000	3,925,000
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.862%, 2/5/23	2,133,957	2,131,823
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.197%, 4/12/26	2,742,500	2,632,800
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 4.50%), 6.697%, 4/9/24	997,500	967,575
Thermon Industries, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 5.85%, 10/30/24	2,052,500	2,031,975
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.112%, 3/28/25	3,568,389	3,414,948
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.50%), 4.83%, 5/30/25	1,608,494	1,592,159

22 Floating Rate Income Fund

	Principal
SENIOR LOANS (82.6%)*c cont.	amount	Value
Capital goods cont.
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.50%), 4.83%, 6/9/23	$2,417,833	$2,399,699
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.33%, 11/15/23	3,650,882	3,425,743
Welbilt, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.612%, 10/23/25	2,637,658	2,610,181
		43,378,968
Commercial and consumer services (3.3%)
Iron Mountain, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.862%, 1/2/26	1,815,775	1,793,077
Prime Security Services Borrower, LLC bank term loan FRN Class B,
(BBA LIBOR USD 3 Month + 2.75%), 4.862%, 5/2/22	2,558,162	2,555,422
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 5.862%, 10/1/25	5,301,031	5,322,789
Sabre GLBL, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.112%, 2/22/24	985,000	985,528
Star Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 7.145%, 2/8/26	2,485,000	2,491,213
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 7.541%, 5/30/26	2,561,000	2,357,401
		15,505,430
Communication services (7.9%)
Altice France SA (France) bank term loan FRN Ser. B12, (BBA LIBOR
USD 3 Month + 3.69%), 5.883%, 1/31/26	1,690,000	1,658,840
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.50%), 8.612%, 8/4/25	1,197,000	1,212,336
Asurion, LLC bank term loan FRN Ser. B6, (BBA LIBOR USD 3 Month
+ 3.00%), 5.112%, 11/3/23	2,324,528	2,326,464
CenturyLink, Inc. bank term loan FRN Ser. B, 4.862%, 1/31/25	2,968,797	2,924,265
Charter Communications Operating, LLC bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 4.33%, 4/30/25	2,180,317	2,184,950
Cogeco Communications USA II LP bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.25%), 4.362%, 1/4/25	2,215,672	2,203,406
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.445%, 7/17/25	3,713,303	3,685,453
Frontier Communications Corp. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.75%), 5.87%, 6/15/24	2,954,774	2,920,055
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, (BBA
LIBOR USD 3 Month + 3.75%), 5.895%, 11/27/23	1,609,628	1,607,616
Intelsat Jackson Holdings SA bank term loan FRN Ser. B4, (BBA
LIBOR USD 3 Month + 4.50%), 6.645%, 1/2/24	2,000,000	2,010,000
Level 3 Financing, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.362%, 2/22/24	836,000	836,523
SFR Group SA bank term loan FRN Ser. B11, (BBA LIBOR USD
3 Month + 2.75%), 4.862%, 7/31/25	2,635,853	2,551,835
Sprint Communications, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.50%), 4.625%, 2/3/24	4,364,066	4,332,697
Virgin Media Bristol, LLC bank term loan FRN Ser. K, (BBA LIBOR
USD 3 Month + 2.50%), 4.695%, 1/15/26	2,500,000	2,498,048
WideOpenWest Finance, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.395%, 8/19/23	3,819,500	3,664,810
		36,617,298

Floating Rate Income Fund 23

	Principal
SENIOR LOANS (82.6%)*c cont.	amount	Value
Consumer staples (6.5%)
1011778 BC ULC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.362%, 2/17/24	$1,988,973	$1,985,244
Albertson’s, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD
3 Month + 2.75%), 4.862%, 11/17/25	1,500,000	1,504,019
Albertson’s, LLC bank term loan FRN Ser. B8, (BBA LIBOR USD
3 Month + 2.75%), 4.862%, 8/17/26	589,362	591,111
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.112%, 7/12/24	1,890,380	1,873,051
ATS Consolidated, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 5.862%, 2/28/25	2,957,519	2,963,064
BJ’s Wholesale Club, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.75%), 4.944%, 2/3/24	3,113,703	3,114,765
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.515%, 6/21/24	4,240,467	4,027,265
CEC Entertainment, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 6.50%), 8.766%, 8/14/26	2,475,000	2,390,437
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 5.55%, 2/5/25	3,024,986	3,004,189
KFC Holding Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.932%, 4/3/25	2,876,260	2,869,469
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.624%, 9/7/23	878,918	692,148
Upfield USA Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.32%, 7/2/25	1,980,000	1,958,963
Weight Watchers International bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.75%), 7.014%, 11/29/24	3,315,130	3,308,224
		30,281,949
Energy (4.3%)
Apergy Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.625%, 5/9/25	1,542,169	1,540,241
Ascent Resources — Marcellus, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 8.695%, 3/30/23	308,333	307,563
BCP Renaissance Parent, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.756%, 10/31/24	1,905,377	1,819,635
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.887%, 6/20/24	2,000,000	1,999,166
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 10.38%), 12.491%, 12/31/21	1,700,000	1,513,000
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.866%, 12/31/22	1,861,000	1,687,307
Centurion Pipeline Co., LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 5.362%, 9/30/25	1,990,000	1,985,025
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.862%, 4/16/21	544,906	541,273
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 5.875%, 5/25/25	2,434,135	2,395,595
Lower Cadence Holdings, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 6.145%, 5/9/26	1,716,000	1,673,100
Murray Energy Corp. bank term loan FRN Ser. B2, (BBA LIBOR USD
3 Month + 7.25%), 9.374%, 4/17/20	2,428,930	1,214,465

24 Floating Rate Income Fund

	Principal
SENIOR LOANS (82.6%)*c cont.	amount	Value
Energy cont.
Prairie ECI Acquiror LP bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 7.08%, 3/11/26	$1,995,000	$1,945,125
Traverse Midstream Partners, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 6.26%, 9/27/24	1,404,388	1,322,465
		19,943,960
Entertainment (1.7%)
Cineworld Finance US, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.362%, 2/28/25	3,231,503	3,206,259
Constellation Merger Sub, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.75%), 5.08%, 9/18/24	2,917,072	2,607,863
Delta 2 Luxembourg Sarl bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.612%, 2/1/24	2,318,289	2,269,605
		8,083,727
Financials (6.0%)
Alliant Holdings I, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.145%, 5/10/25	3,972,979	3,855,029
BCPE Rover Merger Sub, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.25%), 6.362%, 11/20/25	2,992,500	2,861,578
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.00%), 8.12%, 3/24/25	1,330,541	1,330,541
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 4.62%, 3/24/24	1,289,407	1,285,861
ESH Hospitality, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.112%, 8/30/23	2,159,483	2,152,141
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.00%), 6.112%, 12/7/25	3,037,855	3,049,247
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.267%, 4/25/25	3,712,500	3,636,925
LPL Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.395%, 9/21/24	3,067,689	3,070,566
USI, Inc./NY bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 5.33%, 5/16/24	3,649,739	3,561,919
VICI Properties 1, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.00%), 4.17%, 12/22/24	3,137,955	3,141,877
		27,945,684
Gaming and lottery (4.2%)
Boyd Gaming Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.387%, 9/15/23	2,522,409	2,520,833
CBAC Borrower, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 4.00%), 6.112%, 7/7/24	1,965,000	1,933,069
Eldorado Resorts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.419%, 4/17/24	1,875,018	1,867,987
Gateway Casinos & Entertainment, Ltd. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.33%, 3/13/25	1,732,500	1,705,790
Golden Nugget, Inc./NV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.893%, 10/4/23	2,378,843	2,377,356
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 4.889%, 8/14/24	4,220,677	4,167,163

Floating Rate Income Fund 25

	Principal
SENIOR LOANS (82.6%)*c cont.	amount	Value
Gaming and lottery cont.
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.83%, 7/10/25	$2,870,348	$2,876,160
Twin River Management Group, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.75%), 4.862%, 5/10/26	2,000,000	1,996,000
		19,444,358
Health care (6.4%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.432%, 4/28/22	2,597,160	2,438,084
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.83%, 4/21/24	3,884,652	3,202,410
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.201%, 6/1/25	2,876,942	2,879,339
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.862%, 10/10/25	3,980,000	3,070,570
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.25%), 4.385%, 1/31/25	2,915,089	2,915,089
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 4.612%, 8/18/22	2,117,048	2,105,404
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.563%, 6/1/25	3,970,669	3,739,873
RegionalCare Hospital Partners Holdings, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.50%), 6.645%, 11/16/25	2,985,000	2,956,643
Sterigenics-Nordion Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.112%, 5/15/22	3,320,546	3,256,901
West Street Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.862%, 9/27/24	3,542,591	3,330,035
		29,894,348
Lodging/Tourism (1.2%)
Caesars Resort Collection, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 2.75%), 4.862%, 12/22/24	3,930,051	3,868,030
MGM Growth Properties Operating Partnership LP bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 4.112%, 3/25/25	1,947,296	1,946,947
		5,814,977
Media (0.4%)
Lions Gate Capital Holdings, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.25%), 4.362%, 3/24/25	2,015,046	2,007,490
		2,007,490
Publishing (0.5%)
Meredith Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.862%, 1/31/25	2,245,503	2,248,309
		2,248,309
Retail (2.7%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.10%, 7/2/22	2,267,103	1,498,176
Bass Pro Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 7.112%, 9/25/24	2,937,576	2,791,613
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.509%, 5/21/24	1,805,700	1,331,704
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.256%, 10/16/23	1,764,100	1,346,596

26 Floating Rate Income Fund

	Principal
SENIOR LOANS (82.6%)*c cont.	amount	Value
Retail cont.
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 8.229%, 10/25/23	$1,467,624	$1,197,031
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 6.21%, 3/11/22	1,653,898	1,601,698
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 9.33%, 11/28/22	2,839,789	2,804,292
		12,571,110
Technology (9.7%)
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.439%, 12/15/24	4,176,188	4,082,224
Banff Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 6.58%, 10/2/25	3,233,750	3,049,543
Ceridian HCM Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.112%, 4/30/25	2,071,582	2,072,618
CommScope, Inc. bank term loan FRN Ser. B2, (BBA LIBOR USD
3 Month + 3.25%), 5.362%, 4/4/26	2,000,000	1,990,000
Dell International, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.12%, 9/7/23	4,041,492	4,048,564
Infor US, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 5.08%, 2/1/22	3,145,957	3,143,991
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.25%), 10.503%, 11/1/24	1,498,000	1,534,202
Kronos, Inc./MA bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.253%, 11/1/23	2,402,998	2,400,996
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 4.612%, 7/2/25	2,976,275	2,964,369
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.287%, 11/3/23	2,812,304	2,599,624
Solera, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 4.862%, 3/3/23	2,996,844	2,981,003
SS&C European Holdings Sarl bank term loan FRN Ser. B4, (BBA
LIBOR USD 3 Month + 2.25%), 4.362%, 4/16/25	1,058,668	1,059,046
SS&C Technologies, Inc. bank term loan FRN Ser. B3, (BBA LIBOR
USD 3 Month + 2.25%), 4.362%, 4/16/25	1,566,662	1,567,221
SS&C Technologies, Inc. bank term loan FRN Ser. B5, (BBA LIBOR
USD 3 Month + 2.50%), 4.362%, 4/16/25	992,404	992,818
Tempo Acquisition, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.112%, 5/1/24	3,831,289	3,829,373
TTM Technologies, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 4.60%, 9/28/24	2,974,509	2,958,396
Ultimate Software Group, Inc. (The) bank term loan FRN (BBA
LIBOR USD 3 Month + 3.75%), 6.08%, 5/3/26	2,000,000	2,003,334
Western Digital Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.862%, 4/29/23	2,002,100	1,994,092
		45,271,414

Floating Rate Income Fund 27

	Principal
SENIOR LOANS (82.6%)*c cont.	amount	Value
Utilities and power (1.5%)
Calpine Construction Finance Co. LP bank term loan FRN (BBA
LIBOR USD 3 Month + 2.50%), 4.612%, 1/15/25	$4,237,348	$4,224,106
Vistra Operations Co., LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.00%), 4.112%, 8/4/23	2,247,589	2,248,643
Vistra Operations Co., LLC bank term loan FRN Ser. B3, (BBA LIBOR
USD 3 Month + 2.00%), 4.147%, 12/1/25	716,958	717,406
		7,190,155
Total senior loans (cost $392,840,944)		$385,147,705

	Principal
CORPORATE BONDS AND NOTES (11.9%)*	amount	Value
Basic materials (0.5%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	$107,000	$109,408
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	871,000	906,929
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	1,500,000	1,524,000
		2,540,337
Capital goods (1.1%)
ADT Security Corp. (The) company guaranty sr. unsub. notes
3.50%, 7/15/22	1,000,000	1,002,500
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	1,550,000	1,553,875
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	1,084,000	1,151,750
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	1,250,000	1,348,413
		5,056,538
Communication services (1.7%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	850,000	874,438
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	1,500,000	1,534,500
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN (BBA LIBOR USD 3 Month + 1.65%), 3.903%, 2/1/24	2,000,000	2,030,965
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.125%, 5/1/23	1,500,000	1,524,435
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	1,700,000	1,782,875
		7,747,213
Consumer cyclicals (2.6%)
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	967,134	1,044,505
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	774,182	835,149
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	2,545,000	2,602,263
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	1,550,000	1,635,250
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	1,040,000	1,098,438

28 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (11.9%)* cont.	amount	Value
Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. notes
6.00%, 3/15/23	$1,550,000	$1,705,000
Penske Automotive Group, Inc. company guaranty sr. unsec. notes
3.75%, 8/15/20	2,000,000	2,005,000
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes
4.625%, 5/15/23	1,000,000	1,017,500
		11,943,105
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	1,000,000	1,032,260
Netflix, Inc. sr. unsec. notes 5.50%, 2/15/22	700,000	745,500
Newell Brands, Inc. sr. unsec. unsub. notes 3.85%, 4/1/23	2,000,000	2,059,003
		3,836,763
Energy (1.2%)
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,250,000	1,153,125
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	1,000,000	1,002,500
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	1,000,000	1,153,750
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	740,000	732,600
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	1,500,000	1,541,250
		5,583,225
Financials (1.4%)
Ally Financial, Inc. sr. unsec. notes 5.125%, 9/30/24	1,000,000	1,121,250
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	1,300,000	1,405,625
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 5.375%, 11/1/23 R	1,100,000	1,191,916
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	1,000,000	1,030,000
PNC Bank NA sr. unsec. unsub. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.45%), 2.709%, 7/22/22	2,000,000	2,000,563
		6,749,354
Health care (1.8%)
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	1,135,000	1,175,066
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	1,450,000	1,403,020
HCA, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 5/1/23	1,550,000	1,711,781
Tenet Healthcare Corp. company guaranty sr. notes 4.50%, 4/1/21	1,550,000	1,604,250
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. notes 2.20%, 7/21/21 (Israel)	1,300,000	1,217,125
Zoetis, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.44%),
2.576%, 8/20/21	1,200,000	1,194,056
		8,305,298

Floating Rate Income Fund 29

	Principal
CORPORATE BONDS AND NOTES (11.9%)* cont.	amount	Value
Technology (0.6%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	$2,000,000	$—
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	1,000,000	1,013,750
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,250,000	1,317,775
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	500,000	530,000
		2,861,525
Utilities and power (0.2%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	1,050,000	1,065,750
		1,065,750
Total corporate bonds and notes (cost $55,107,518)		$55,689,108

COMMON STOCKS (0.2%)*	Shares	Value
Avaya Holdings Corp. †	256	$3,615
CHC Group, LLC (acquired 3/23/17, cost $125,976) † ΔΔ	8,688	869
Clear Channel Outdoor Holdings, Inc. †	177,605	461,773
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	113,884	87,691
Tribune Media Co. Class 1C	591,290	325,209
Total common stocks (cost $1,450,621)		$879,157

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
CHC Group, LLC/CHC Finance, Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $399,470) ΔΔ	$446,795	$129,571
Total convertible bonds and notes (cost $399,470)		$129,571

SHORT-TERM INVESTMENTS (5.4%)*	Shares	Value
Putnam Short Term Investment Fund 2.19% L	24,963,392	$24,963,392
Total short-term investments (cost $24,963,392)		$24,963,392

TOTAL INVESTMENTS
Total investments (cost $474,761,945)		$466,808,933

Key to holding’s abbreviations
BKNT	Bank Note
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2019 through August 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $466,099,932.

† This security is non-income-producing.

30 Floating Rate Income Fund

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $130,440, or less than 0.1% of net assets.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Consumer cyclicals	$461,773	$325,209	$—
Energy	—	869	—
Technology	3,615	—	—
Utilities and power	—	87,691	—
Total common stocks	465,388	413,769	—
Convertible bonds and notes	—	129,571	—
Corporate bonds and notes	—	55,689,108	—
Senior loans	—	385,147,705	—
Short-term investments	24,963,392	—	—
Totals by level	$25,428,780	$441,380,153	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 31

Statement of assets and liabilities 8/31/19 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $449,798,553)	$441,845,541
Affiliated issuers (identified cost $24,963,392) (Notes 1 and 5)	24,963,392
Cash	2,388,470
Interest and other receivables	2,120,117
Receivable for shares of the fund sold	281,426
Receivable for investments sold	4,263,385
Prepaid assets	88,065
Total assets	475,950,396

LIABILITIES
Payable for investments purchased	7,808,488
Payable for shares of the fund repurchased	1,205,525
Payable for compensation of Manager (Note 2)	223,864
Payable for custodian fees (Note 2)	17,383
Payable for investor servicing fees (Note 2)	108,289
Payable for Trustee compensation and expenses (Note 2)	129,529
Payable for administrative services (Note 2)	2,057
Payable for distribution fees (Note 2)	162,873
Distributions payable to shareholders	58,826
Other accrued expenses	133,630
Total liabilities	9,850,464

Net assets	$466,099,932

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$519,970,197
Total distributable earnings (Note 1)	(53,870,265)
Total — Representing net assets applicable to capital shares outstanding	$466,099,932

(Continued on next page)

32 Floating Rate Income Fund

Statement of assets and liabilities cont.
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($251,602,682 divided by 29,952,949 shares)	$8.40
Offering price per class A share (100/97.75 of $8.40)*	$8.59
Net asset value and offering price per class B share ($7,676,402 divided by 914,465 shares)**	$8.39
Net asset value and offering price per class C share ($56,868,134 divided by 6,775,781 shares)**	$8.39
Net asset value and redemption price per class M share ($3,601,209 divided by 428,939 shares)	$8.40
Offering price per class M share (100/99.25 of $8.40)†	$8.46
Net asset value, offering price and redemption price per class R share
($748,816 divided by 89,180 shares)	$8.40
Net asset value, offering price and redemption price per class R6 share
($5,951,521 divided by 707,963 shares)	$8.41
Net asset value, offering price and redemption price per class Y share
($139,651,168 divided by 16,610,435 shares)	$8.41

* On single retail sales of less than $100,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $500,000.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 33

Statement of operations Six months ended 8/31/19 (Unaudited)
INVESTMENT INCOME
Interest (net of foreign tax of $18,287) (including interest income of $372,931 from investments
in affiliated issuers) (Note 5)	$14,124,756
Total investment income	14,124,756

EXPENSES
Compensation of Manager (Note 2)	1,444,878
Investor servicing fees (Note 2)	335,325
Custodian fees (Note 2)	12,054
Trustee compensation and expenses (Note 2)	11,975
Distribution fees (Note 2)	686,364
Administrative services (Note 2)	5,862
Other	186,790
Total expenses	2,683,248

Expense reduction (Note 2)	(10,102)
Net expenses	2,673,146

Net investment income	11,451,610

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(2,425,313)
Total net realized loss	(2,425,313)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(1,132,315)
Assets and liabilities in foreign currencies	278,851
Total change in net unrealized depreciation	(853,464)

Net loss on investments	(3,278,777)

Net increase in net assets resulting from operations	$8,172,833

The accompanying notes are an integral part of these financial statements.

34 Floating Rate Income Fund

Statement of changes in net assets
DECREASE IN NET ASSETS	Six months ended 8/31/19*	Year ended 2/28/19
Operations
Net investment income	$11,451,610	$31,242,277
Net realized loss on investments	(2,425,313)	(9,958,617)
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(853,464)	(6,136,162)
Net increase in net assets resulting from operations	8,172,833	15,147,498
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,132,072)	(15,587,110)
Class B	(186,355)	(462,368)
Class C	(1,220,479)	(2,801,524)
Class M	(86,770)	(205,826)
Class R	(15,901)	(25,921)
Class R6	(155,396)	(208,284)
Class Y	(3,883,959)	(13,234,857)
Decrease from capital share transactions (Note 4)	(85,062,567)	(197,085,479)
Total decrease in net assets	(88,570,666)	(214,463,871)

NET ASSETS
Beginning of period	554,670,598	769,134,469
End of period	$466,099,932	$554,670,598

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class A
August 31, 2019**	$8.46	.19	(.05)	.14	(.20)	—	(.20)	$8.40	1.64*	$251,603	.52*	2.23*	18*
February 28, 2019	8.62	.36	(.14)	.22	(.38)	—	(.38)	8.46	2.60	281,109	1.03	4.22	40
February 28, 2018	8.63	.33	(.02)	.31	(.32)	—	(.32)	8.62	3.71	356,807	1.02	3.79	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	8.63	10.40	338,129	1.03[d]	3.54[d]	49
February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	8.11	(3.74)	272,430	1.02	3.98	46
February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	8.79	1.46	310,048.99		3.78	43
Class B
August 31, 2019**	$8.46	.18	(.06)	.12	(.19)	—	(.19)	$8.39	1.41*	$7,676	.62*	2.14*	18*
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.51	9,318	1.23	4.03	40
February 28, 2018	8.63	.31	(.02)	.29	(.31)	—	(.31)	8.61	3.39	12,666	1.22	3.60	60
February 28, 2017	8.11	.29	.53	.82	(.30)	—	(.30)	8.63	10.18	16,461	1.23[d]	3.35[d]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	8.11	(3.82)	14,951	1.22	3.78	46
February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	8.78	1.14	16,534	1.19	3.59	43
Class C
August 31, 2019**	$8.46	.16	(.06)	.10	(.17)	—	(.17)	$8.39	1.13*	$56,868	.89 *	1.87*	18*
February 28, 2019	8.61	.30	(.14)	.16	(.31)	—	(.31)	8.46	1.95	71,231	1.78	3.46	40
February 28, 2018	8.63	.26	(.02)	.24	(.26)	—	(.26)	8.61	2.82	90,475	1.77	3.05	60
February 28, 2017	8.11	.24	.53	.77	(.25)	—	(.25)	8.63	9.58	100,047	1.78[d]	2.80[d]	49
February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	8.11	(4.35)	89,412	1.77	3.23	46
February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	8.78	.58	108,399	1.74	3.04	43
Class M
August 31, 2019**	$8.46	.19	(.06)	.13	(.19)	—	(.19)	$8.40	1.61*	$3,601	.54*	2.20 *	18*
February 28, 2019	8.61	.36	(.14)	.22	(.37)	—	(.37)	8.46	2.67	4,029	1.08	4.18	40
February 28, 2018	8.63	.32	(.02)	.30	(.32)	—	(.32)	8.61	3.54	5,080	1.07	3.74	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	8.63	10.35	4,095	1.08[d]	3.50[d]	49
February 29, 2016	8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	8.11	(3.79)	4,048	1.07	3.93	46
February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	8.79	1.41	4,707	1.04	3.74	43
Class R
August 31, 2019**	$8.46	.18	(.05)	.13	(.19)	—	(.19)	$8.40	1.51*	$749	.64*	2.07*	18*
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.46	713	1.28	3.97	40
February 28, 2018	8.63	.30	(.02)	.28	(.30)	—	(.30)	8.61	3.33	510	1.27	3.55	60
February 28, 2017	8.11	.28	.53	.81	(.29)	—	(.29)	8.63	10.13	466	1.28[d]	3.32[d]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	8.11	(3.87)	504	1.27	3.72	46
February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	8.78	1.09	658	1.24	3.55	43
Class R6
August 31, 2019**	$8.47	.20	(.05)	.15	(.21)	—	(.21)	$8.41	1.81*	$5,952	.35*	2.40 *	18*
February 28, 2019†	8.62	.31	(.14)	.17	(.32)	—	(.32)	8.47	2.05*	6,537	.53*	3.61*	40

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund	Floating Rate Income Fund 37

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class Y
August 31, 2019**	$8.47	.20	(.05)	.15	(.21)	—	(.21)	$8.41	1.76*	$139,651	.39*	2.39*	18*
February 28, 2019	8.63	.39	(.15)	.24	(.40)	—	(.40)	8.47	2.86	181,733.78		4.51	40
February 28, 2018	8.64	.35	(.01)	.34	(.35)	—	(.35)	8.63	3.97	303,597.77		4.06	60
February 28, 2017	8.12	.32	.54	.86	(.34)	—	(.34)	8.64	10.67	359,621	.78[d]	3.78[d]	49
February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	8.12	(3.49)	258,358.77		4.23	46
February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	8.80	1.71	323,936.74		4.04	43

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to February 28, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund	Floating Rate Income Fund 39

Notes to financial statements 8/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2019 through August 31, 2019.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massa-chusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 2.25% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

40 Floating Rate Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain

Floating Rate Income Fund 41

or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 28, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$4,236,203	$37,872,726	$42,108,929

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $475,102,959, resulting in gross unrealized appreciation and depreciation of $4,733,257 and $13,027,283, respectively, or net unrealized depreciation of $8,294,026.

42 Floating Rate Income Fund

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.282% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Floating Rate Income Fund 43

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$177,365	Class R	488
Class B	5,622	Class R6	1,583
Class C	41,972	Class Y	105,758
Class M	2,537	Total	$335,325

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $10,102 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $348, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$338,480
Class B	1.00%	0.45%	19,335
Class C	1.00%	1.00%	320,886
Class M	1.00%	0.30%	5,807
Class R	1.00%	0.50%	1,856
Total			$686,364

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,532 and no monies from the sale of class A and class M shares, respectively, and received $336 and $876 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $221 on class A redemptions.

44 Floating Rate Income Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$88,582,560	$155,960,368
U.S. government securities (Long-term)	—	—
Total	$88,582,560	$155,960,368

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 8/31/19		YEAR ENDED 2/28/19
Class A	Shares	Amount	Shares	Amount
Shares sold	2,000,749	$16,921,387	14,138,038	$120,814,163
Shares issued in connection with
reinvestment of distributions	666,253	5,627,673	1,648,805	14,024,527
	2,667,002	22,549,060	15,786,843	134,838,690
Shares repurchased	(5,928,340)	(50,178,048)	(23,970,674)	(200,999,216)
Net decrease	(3,261,338)	$(27,628,988)	(8,183,831)	$(66,160,526)

	SIX MONTHS ENDED 8/31/19		YEAR ENDED 2/28/19
Class B	Shares	Amount	Shares	Amount
Shares sold	12,846	$108,594	76,096	$648,693
Shares issued in connection with
reinvestment of distributions	21,622	182,573	51,365	436,768
	34,468	291,167	127,461	1,085,461
Shares repurchased	(221,723)	(1,874,173)	(496,255)	(4,227,854)
Net decrease	(187,255)	$(1,583,006)	(368,794)	$(3,142,393)

	SIX MONTHS ENDED 8/31/19		YEAR ENDED 2/28/19
Class C	Shares	Amount	Shares	Amount
Shares sold	217,416	$1,835,742	1,640,882	$13,951,158
Shares issued in connection with
reinvestment of distributions	132,110	1,115,286	298,298	2,535,574
	349,526	2,951,028	1,939,180	16,486,732
Shares repurchased	(1,996,244)	(16,851,458)	(4,021,954)	(34,361,882)
Net decrease	(1,646,718)	$(13,900,430)	(2,082,774)	$(17,875,150)

Floating Rate Income Fund 45

	SIX MONTHS ENDED 8/31/19		YEAR ENDED 2/28/19
Class M	Shares	Amount	Shares	Amount
Shares sold	17,037	$144,177	100,280	$847,367
Shares issued in connection with
reinvestment of distributions	9,696	81,866	22,491	191,222
	26,733	226,043	122,771	1,038,589
Shares repurchased	(74,101)	(626,908)	(236,124)	(1,995,713)
Net decrease	(47,368)	$(400,865)	(113,353)	$(957,124)

	SIX MONTHS ENDED 8/31/19		YEAR ENDED 2/28/19
Class R	Shares	Amount	Shares	Amount
Shares sold	3,950	$33,411	24,294	$207,988
Shares issued in connection with
reinvestment of distributions	1,791	15,125	2,830	24,023
	5,741	48,536	27,124	232,011
Shares repurchased	(804)	(6,787)	(2,054)	(17,563)
Net increase	4,937	$41,749	25,070	$214,448

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 8/31/19		TO 2/28/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	77,414	$656,237	1,165,558	$10,007,316
Shares issued in connection with
reinvestment of distributions	18,759	155,396	24,709	208,284
	96,173	811,633	1,190,267	10,215,600
Shares repurchased	(159,952)	(1,354,509)	(418,525)	(3,484,158)
Net increase (decrease)	(63,779)	$(542,876)	771,742	$6,731,442

	SIX MONTHS ENDED 8/31/19		YEAR ENDED 2/28/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,627,741	$13,784,262	11,066,715	$94,687,992
Shares issued in connection with
reinvestment of distributions	433,558	3,666,709	1,279,003	10,891,361
	2,061,299	17,450,971	12,345,718	105,579,353
Shares repurchased	(6,905,240)	(58,499,122)	(26,085,820)	(221,475,529)
Net decrease	(4,843,941)	$(41,048,151)	(13,740,102)	$(115,896,176)

46 Floating Rate Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/19	cost	proceeds	income	of 8/31/19
Short-term investments
Putnam Short Term
Investment Fund*	$2,398,791	$118,450,538	$95,885,937	$372,931	$24,963,392
Total Short-term
investments	$2,398,791	$118,450,538	$95,885,937	$372,931	$24,963,392

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities . The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Floating Rate Income Fund 47

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Diversified Income Trust
Emerging Markets Equity Fund	Floating Rate Income Fund
Equity Spectrum Fund	Global Income Trust
Focused Equity Fund	Government Money Market Fund*
Global Equity Fund	High Yield Fund
International Capital Opportunities Fund	Income Fund
International Equity Fund	Money Market Fund†
Multi-Cap Core Fund	Mortgage Opportunities Fund
Research Fund	Mortgage Securities Fund
Short Duration Bond Fund
Global Sector	Ultra Short Duration Income Fund
Global Health Care Fund
Global Technology Fund	Tax-free Income
AMT-Free Municipal Fund
Growth	Intermediate-Term Municipal Income Fund
Growth Opportunities Fund	Short-Term Municipal Income Fund
International Growth Fund	Tax Exempt Income Fund
Small Cap Growth Fund	Tax-Free High Yield Fund
Sustainable Future Fund
Sustainable Leaders Fund	State tax-free income funds‡:
California, Massachusetts, Minnesota,
Value	New Jersey, New York, Ohio, and Pennsylvania.
Convertible Securities Fund
Equity Income Fund
International Value Fund
Small Cap Value Fund

48 Floating Rate Income Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Floating Rate Income Fund 49

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

50 Floating Rate Income Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Floating Rate Income Fund 51

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

52 Floating Rate Income Fund

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA096 318127 10/19

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 28, 2019